SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

 FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported: November 9, 2021

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	000-55711	86-3911779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway, Suite 401 Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-787-8455

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 9, 2021, the following individual(s) were appointed to the Board of Directors of the Registrant:

Name	Age	Position
Jim Morrison	62	Chairman of the Board of Directors
Dr. Babak “Bobby” Ghalili	56	Director

Jim Morrison was previously President of L'Oréal for 9 years, he acquired Redken and Matrix and led a top-line growth average above 20%. As CEO, he headed the first celebrity-driven video shopping app in partnership with SPRINT; Graham Webb, one of the most successful startups in hair care; and Sexy Hair Concepts for four years. He has served as President/CEO and a Director of Regen Biowellness, Inc., (formerly Availa Bio, Inc.), since May 2020, a health and wellness product provider.

Dr. Babak “Bobby” Ghalili, DMD, is one of the foremost periodontal and reconstructive dental surgeons in the field, he is an Associate Professor of Periodontal Surgery at New York University and the University of Medicine and Dentistry of New Jersey. Dr. Ghalili is a graduate of Brandeis University, Tufts University, and UMDMJ, and author of 21 patents (6 awarded patents and 15 patent pending).

Effective as of November 9, 2021, the following has resigned as a Director of the Registrant but shall remain as Vice President of Operations/Compliance reporting directly to the Board of Directors.

Name Position

James W. Zimbler Vice-President/Director

The Director resigning has stated in his resignation letter that his resignation as president does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.  Mr. Zimbler will remain as Vice President of Operations/Compliance and a Special Advisor to the Board of Directors.

Each resigning Officer has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission. Each Officer will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

17.1	Resignation Letter of James W. Zimbler as Vice-President and Director, dated November 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

Date: November 10, 2021	By:	/s/ Rob Gietl
Rob Gietl, President

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